UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2008

Intelli-Check, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

246 Crossways Park West, Woodbury, NY	11797
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516-992-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On January 8, 2008, as part of a management realignment, Mr. Lou Gryga resigned from his position as Senior Vice President, Sales, Marketing and Operations of Intelli-Check, Inc. (the “Company”) to pursue another business opportunity.

In addition, the Company announced that effective January 8, 2008, Dr. Nelson Ludlow, co-founder and CEO of Mobilisa, Inc., will manage day-to-day business operations of Intelli-Check, Inc., pending the consummation of the merger with Mobilisa, Inc.

Item 9.01.	Financial Statements and Exhibits.

Exhibits:

Exhibit	Description
99.1	Press Release dated January 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLI-CHECK, INC.

By:/s/ Peter J. Mundy
Name: Peter J. Mundy
Title: Vice President and Chief Financial Officer

Dated: January 8, 2008

Exhibit Index

Exhibit	Description
99.1	Press Release dated January 8, 2008